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                         Supplement dated June 13, 2000
                         to Prospectus Dated May 1, 2000
                    for GE Life & Annuity Separate Account II
                                  P1250CR 9/97

The purpose of this supplement is to modify certain information contained in your prospectus dated May 1, 2000. The change made in this supplement relates to the following section of your prospectus:

Tax Considerations, Tax Status of the Policy (page 55)

In the section regarding Restrictions on the extent to which you can direct the investment of Account Values, please delete the second sentence and replace with:

         The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, your right to allocate Cash Values among the Funds may exceed those limits.



  This Supplement should be retained with your Prospectus for future reference.


                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230